                                                                    Exhibit 99.1

                            Certification Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                              United States Code)

          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
     (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Eugene P. Martineau, President and Chief Executive Officer of U.S. Concrete, Inc., a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

          (1) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated: May 12, 2003                  /s/ EUGENE P. MARTINEAU
                                          --------------------------------------
                                          Eugene P. Martineau
                                          President and Chief Executive Officer

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.